UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2007

Date of reporting period: September 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ANNUAL REPORT

SEPTEMBER 30, 2007

Portfolio Manager Commentary

To Our Shareholders—November 1, 2007

This report provides management’s discussion of fund performance for the one portfolio of the Sanford C. Bernstein Fund, II, Inc. for the annual reporting period ended September 30, 2007.

Investment Objective and Strategy

Bernstein Intermediate Duration Institutional Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities (ABS), mortgage related securities, bank loan debt, preferred stock, and inflation protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. dollar-denominated foreign securities, and may invest without limit in fixed-income, U.S. dollar-denominated foreign securities, in each case in developed or emerging-markets countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). Not more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

Investment Results

The chart on page 3 shows performance for the Portfolio compared with its benchmark, the Lehman Brothers Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2007.

The Portfolio underperformed its benchmark for both the six- and 12-month periods ended September 30, 2007. For the 12-month period under review, the Portfolio’s exposure to subprime-related ABS and collateralized-debt obligations (CDOs), as well as Alt-A mortgage securities, detracted from performance despite their AAA and AA ratings. (Alt-A or “alternative” mortgages are home loans made with less than full documentation.) The Portfolio’s hedged non-U.S. government holdings and select emerging-market holdings contributed positively to performance.

For the six-month period, the Portfolio’s underweight in Treasuries and Agencies, overweight in mortgages and commercial mortgage-backed securities (CMBS) and modest exposure to less-liquid, higher-rated subprime mortgages hurt performance. Positive contributors to the Portfolio’s performance included hedged non-U.S. government and emerging-market holdings, as well as an underweight in long maturity corporates.

Market Review and Investment Strategy

The first half of the 12-month period saw a broad-based rally in both the fixed-income and equity markets as the economy signaled slower growth and the U.S. Federal Reserve (the “Fed”) ended its interest-rate hike cycle. In the second half of the 12-month reporting period, concerns regarding subprime mortgages led to dramatic market volatility, reduced access to credit for consumers and corporations and worries that the broader economy would be negatively impacted by the subprime crisis. Reacting to these concerns, the Fed cut the fed funds rate by 50 basis points, to 4.75%, in September 2007.

Concerns regarding the subprime issue caused spreads in non-Treasury sectors to widen dramatically in June, July and August of 2007. There was heightened demand for U.S. Treasuries during this period as investors sought less-risky assets in light of the subprime market volatility. U.S. Treasuries returned 5.62% during this period, according to Lehman Brothers, outperforming other sectors of the U.S. fixed-income market. Other fixed-income sectors underperformed Treasuries on a risk-adjusted basis, with ABS posting the worst risk-adjusted returns for the 12-month period at 4.12%. Investment-grade corporates returned 3.93%, CMBS returned 4.43% and mortgage-backed securities (MBS) posted 5.38%.

During the 12-month reporting period, the Portfolio held a neutral- to shorter-than-benchmark duration and an underweight position in U.S government bonds. The Portfolio was also overweighted in both mortgages and CMBS as sources of high-quality incremental yield. An underweight position was maintained in investment-grade corporates due to historically tight spreads, a flat yield curve and increased event risk. The Portfolio’s corporate underweight was focused on longer maturity corporates, which are inherently more vulnerable to event risk. We continued to employ hedged non-U.S. government bonds which offered an attractive yield over domestic bonds.

2007 Annual Report	1

Historical Performance

An Important Note About the Value of Historical Performance

The performance shown on page 3 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com and clicking on “Updated Fund Performance” at the bottom of any screen.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Before investing in any portfolio of the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives, policies, charges, expenses and risks. For a copy of the Fund’s prospectus, which contains this and other information, visit our website at www.bernstein.com and click on “Prospectuses” at the bottom of any screen. You should read the prospectus carefully before investing.

Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed Bernstein Intermediate Duration Institutional Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waiver, the Fund’s expenses would have been higher and its performance would have been lower than that shown.

Benchmark Disclosures

Neither of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Lehman Brothers Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Lipper Intermediate Bond Composite is the equal-weighted average returns of the funds in the relevant Lipper Analytical Services category; the average fund in a category may differ in composition from the portfolio. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Bernstein Intermediate Duration Institutional Portfolio: Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit-quality ratings. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income-related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio invests principally in bonds and other fixed-income securities. High yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk.

The Portfolio can invest up to 25% of its assets in below investment-grade (BB or below) bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds.

The Portfolio can invest in foreign securities. Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. In order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. The Portfolio’s risks are fully discussed in its prospectus.

(Historical Performance continued on next page)

2	Sanford C. Bernstein Fund II, Inc.

Historical Performance (continued from previous page)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Composite

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2007	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional	1.59%	4.68%	4.36%	—	4.93%	May 17, 2002
Lehman Brothers Aggregate Bond Index	2.31%	5.13%	4.13%	5.97%
Lipper Intermediate Bond Composite	1.36%	4.07%	3.71%	5.01%

Taxable Bond Portfolio
Intermediate Duration Institutional
Growth of $25,000

*	The Portfolio’s inception date was May 17, 2002.

The chart shows the growth of $25,000 for the Portfolio and benchmarks from the first month-end after the Portfolio’s inception date, May 31, 2002, through September 30, 2007.

2007 Annual Report	3

See Historical Performance and Benchmark Disclosures on page 2.

Fund Expenses—September 30, 2007

Fund Expenses—As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2007	ENDING ACCOUNT VALUE SEPTEMBER 30, 2007	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Intermediate Duration Institutional Portfolio
Actual	$1,000	$1,015.84	$2.27	0.45%
Hypothetical (5% return before expenses)	$1,000	$1,022.81	$2.28	0.45%

*	Expenses are equal to the annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period).

4	Sanford C. Bernstein Fund II, Inc.

Portfolio Summary—September 30, 2007

Taxable Bond Portfolio
Intermediate Duration Institutional
Security Type Breakdown[1]

*	All data are as of September 30, 2007. The Portfolio’s security type breakdown is expressed as a percentage of the Portfolio’s total investments and may vary over time.

2007 Annual Report	5

Schedule of Investments

Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

September 30, 2007

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRUS–36.7%
Fixed Rate 30-year–29.5%
Federal Gold Loan Mortgage Corp. 4.50%, 8/01/35–11/01/35(a)	$14,766	$13,718,336
6.00%, 3/01/36–8/01/37(a)	25,115	25,146,754
7.00%, 2/01/37(a)	10,857	11,210,979
Federal National Mortgage Association 5.50%, 4/01/33–11/01/36(a)	144,493	141,758,037
5.00%, 11/01/33–2/01/36(a)	24,183	23,111,682
6.00%, 9/01/34–8/01/37(a)	19,720	19,768,035
4.50%, 5/01/35–9/01/37(a)	30,524	28,350,044
6.50%, 7/01/36–7/01/37(a)	50,723	51,653,350

		314,717,217

Agency Arms–4.3%
Federal Home Loan Mortgage Corp. 6.032%, 11/01/36(a)(b)	121	122,176
5.802%, 12/01/36(a)(b)	59	59,352
5.83%, 12/01/36(a)(b)	674	680,425
5.855%, 12/01/36(a)(b)	49	49,425
5.908%, 12/01/36(a)(b)	171	172,945
5.975%, 12/01/36(a)(b)	29	29,067
6.056%, 12/01/36(a)(b)	80	81,378
5.70%, 1/01/37(a)(b)	16,289	16,402,660
6.066%, 3/01/37(a)(b)	57	57,958
6.063%, 9/01/37(a)(b)	5,195	5,246,275
Federal National Mortgage Association 4.529%, 8/01/34(a)(b)	2,354	2,365,541
4.382%, 9/01/35(a)(b)	27	26,637
4.454%, 1/01/36(a)(b)	29	29,554
5.807%, 3/01/36(a)(b)	3,203	3,243,086
5.465%, 5/01/36(a)(b)	894	901,356
6.007%, 5/01/36(a)(b)	3,182	3,227,226
5.924%, 6/01/36(a)(b)	2,372	2,403,927
6.034%, 11/01/36(a)(b)	1,904	1,930,920
5.692%, 12/01/36(a)(b)	29	28,999
5.751%, 12/01/36(a)(b)	205	206,638
5.65%, 1/01/37(a)(b)	5,076	5,120,066
5.79%, 8/01/37(a)(b)	3,387	3,409,013

		45,794,624

Fixed Rate 15-Year–2.2%
Federal Gold Loan Mortgage Corp. 5.00%, 4/01/21(a)	272	266,309
Federal National Mortgage Association 5.00%, 4/01/19–3/01/22(a)	23,808	23,378,181

		23,644,490

	Principal Amount (000)	U.S. $ Value

Non-Agency Arms–0.7%
Banc of America Funding Corp. Series 2007-C Class 1A3 5.761%, 5/20/36(a)(b)	$164	$163,243
Bear Stearns Alt-A Trust Series 2006-3 Class 22A1 6.224%, 5/25/36(a)(b)	18	18,269
Series 2007-1 Class 21A1 5.732%, 1/25/47(a)(b)	144	143,972
Citigroup Mortgage Loan Trust, Inc. Series 2005-2 Class 1A4 5.106%, 5/25/35(a)(b)	3,356	3,295,702
Indymac Inda Mortgage Loan Trust Series 2006-AR2 Class 1A1 5.997%, 9/25/36(a)(b)	269	269,750
Indymac Index Mortgage Loan Trust Series 2006-AR7 Class 4A1 6.234%, 5/25/36(a)(b)	1,764	1,772,309
Residential Funding Mortgage Securities I, Inc. Series 2005-SA3 Class 3A 5.236%, 8/25/35(a)(b)	2,246	2,194,225

		7,857,470

Total Mortgage Pass-Thrus (cost $393,159,032)		392,013,801

CORPORATES—INVESTMENT GRADE–13.7%
Financial Institutions–4.3%
Banking–1.5%
Bank of America Corp. 4.50%, 8/01/10(a)	55	54,450
Barclays Bank PLC 8.55%, 9/29/49(a)(b)(c)	1,400	1,513,786
BK Tokyo-Mitsub UFJ NY 7.40%, 6/15/11(a)	280	300,943
BOI Capital Funding Number 2 5.571%, 2/01/49(a)(c)	300	268,391
Citigroup, Inc. 5.864%, 6/09/09(a)(b)	15	15,011
6.50%, 1/18/11(a)	45	46,790
5.00%, 9/15/14(a)	3,721	3,586,739
5.30%, 1/07/16(a)	20	19,499
JPMorgan Chase & Co. 6.75%, 2/01/11(a)	130	136,580
Mitsubishi UFG Capital Finance 1, Ltd. 6.346%, 7/29/49(a)	615	584,599
RBS Capital Trust III 5.512%, 9/29/49(a)(b)	2,075	1,941,451
Resona Bank, Ltd. 5.85%, 9/29/49(a)(c)	240	225,718
Resona Preferred Global Securities 7.191%, 12/29/49(a)(b)(c)	450	451,585
Royal Bank of Scotland Group PLC 5.00%, 10/01/14(a)	30	28,983

6	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

Sumitomo Mitsui Banking Corp. 5.625%, 7/29/49(a)(b)(c)	$410	$381,519
The Huntington National Bank Senior Note 4.375%, 1/15/10(a)	980	959,852
UBS Preferred Funding Trust I 8.622%, 10/29/49(a)	1,310	1,422,743
UFJ Finance Aruba AEC 6.75%, 7/15/13(a)	500	517,504
Wachovia Capital Trust III 5.80%, 8/29/49(a)	1,285	1,276,379
Wachovia Corp. 5.35%, 3/15/11(a)	15	15,015
Washington Mutual, Inc. 4.00%, 1/15/09(a)	115	112,951
Wells Fargo & Co. Senior Note 4.20%, 1/15/10(a)	990	973,423
Zions Bancorporation 5.50%, 11/16/15(a)	875	840,263

		15,674,174

Brokerage–0.7%
Lehman Brothers Holdings, Inc. 4.80%, 3/13/14(a)	680	632,534
6.50%, 7/19/17(a)	838	849,260
Merrill Lynch & Co., Inc. 6.00%, 2/17/09(a)	776	781,378
The Bear Stearns Co., Inc. 7.625%, 12/07/09(a)	1,115	1,163,592
5.55%, 1/22/17(a)	2,590	2,444,877
The Goldman Sachs Group, Inc.
4.75%, 7/15/13(a)	685	653,811
5.125%, 1/15/15(a)	815	782,534

		7,307,986

Finance–1.6%
American General Finance Corp. Medium-Term Note 4.625%, 5/15/09(a)	2,385	2,364,351
Capital One Bank 4.25%, 12/01/08(a)	1,040	1,028,048
Capital One Financial Corp. 5.50%, 6/01/15(a)	321	305,840
CIT Group, Inc. 5.85%, 9/15/16(a)	2,380	2,241,808
Core Investment Grade Trust 4.642%, 11/30/07(a)	169	168,168
Countrywide Financial Corp. 5.80%, 6/07/12(a)	461	432,088
6.25%, 5/15/16(a)	1,976	1,788,209
Countrywide Home Loans, Inc. Medium-Term Note, Series L 4.00%, 3/22/11(a)	1,525	1,365,447
General Electric Capital Corp. 6.75%, 3/15/32(a)	1,455	1,601,916
HSBC Finance Corp. 7.00%, 5/15/12(a)	1,350	1,419,358

	Principal Amount (000)	U.S. $ Value

iStar Financial, Inc. 5.65%, 9/15/11(a)	$1,555	$1,477,996
5.15%, 3/01/12(a)	665	615,324
SLM Corp. 4.50%, 7/26/10(a)	30	28,084
5.375%, 1/15/13(a)	2,520	2,281,532

		17,118,169

Insurance–0.5%
Assurant, Inc. 5.625%, 2/15/14(a)	690	674,009
Humana, Inc. Senior Note 6.30%, 8/01/18(a)	785	784,913
Liberty Mutual Group 5.75%, 3/15/14(a)(c)	855	836,265
MetLife, Inc. 5.375%, 12/15/12(a)	10	10,088
5.00%, 11/24/13(a)	780	765,508
The Allstate Corp. 6.125%, 5/15/37(a)	2,400	2,353,104
WellPoint, Inc. 3.75%, 12/14/07(a)	398	396,552

		5,820,439

Real Estate Investment Trust–0.0%
Simon Property Group LP 6.375%, 11/15/07(a)	45	45,019

		45,965,787

Industrial–7.4%
Basic Industry–0.4%
International Paper Co. 5.30%, 4/01/15(a)	1,145	1,105,440
International Steel Group, Inc. 6.50%, 4/15/14(a)	1,075	1,067,392
Lubrizol Corp. 4.625%, 10/01/09(a)	45	44,632
The Dow Chemical Co. 7.375%, 11/01/29(a)	170	186,028
Union Carbide Corp. Debenture 7.75%, 10/01/96(a)	735	775,140
Westvaco Corp. 8.20%, 1/15/30(a)	410	431,918
Weyerhaeuser Co. 5.95%, 11/01/08(a)	860	864,303
6.75%, 3/15/12(a)	25	25,955

		4,500,808

Capital Goods–0.3%
Boeing Capital Corp. Senior Note 4.75%, 8/25/08(a)	60	59,956
Hutchison Whampoa International, Ltd. 7.45%, 11/24/33(a)(c)	1,170	1,315,461
Textron Financial Corp. 4.125%, 3/03/08(a)	1,065	1,060,472

2007 Annual Report	7

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Textron, Inc. 6.375%, 11/15/08(a)	$35	$35,468
TYCO International Group, SA 6.00%, 11/15/13(a)	1,110	1,120,456
Waste Management, Inc. 6.875%, 5/15/09(a)	100	103,361

		3,695,174

Communications—Media–1.1%
British Sky Broadcasting Group PLC 6.875%, 2/23/09(a)	465	475,835
BSKYB Finance United Kingdom PLC 5.625%, 10/15/15(a)(c)	1,200	1,154,696
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22(a)	1,075	1,367,068
Comcast Cable Communications, LLC 6.20%, 11/15/08(a)	568	573,554
6.875%, 6/15/09(a)	95	97,610
Comcast Corp. 5.50%, 3/15/11(a)	110	110,212
5.30%, 1/15/14(a)	1,110	1,077,668
Cox Enterprises, Inc. 4.375%, 5/01/08(a)(c)	1,155	1,147,811
News America Holdings, Inc. 9.25%, 2/01/13(a)	910	1,053,928
News America, Inc. 6.55%, 3/15/33(a)	710	699,991
R. R. Donnelley & Sons Co. 4.95%, 4/01/14(a)	535	504,577
Time Warner Entertainment Co. Senior Debenture 7.25%, 9/01/08(a)	60	60,672
8.375%, 3/15/23(a)	2,355	2,726,445
WPP Finance Corp. 5.875%, 6/15/14(a)	795	814,963

		11,865,030

Communications–—Telecommunications–2.4%
AT&T Corp. 7.30%, 11/15/11(a)	1,125	1,208,567
8.00%, 11/15/31(a)	350	425,847
British Telecommunications PLC 8.625%, 12/15/10(a)	130	143,123
Embarq Corp. 6.738%, 6/01/13(a)	155	161,158
7.082%, 6/01/16(a)	4,035	4,183,044
New Cingular Wireless Services, Inc. 7.875%, 3/01/11(a)	1,660	1,796,137
8.75%, 3/01/31(a)	960	1,215,406
Qwest Corp.
7.875%, 9/01/11(a)	2,345	2,462,250
8.875%, 3/15/12(a)	1,740	1,898,775
Sprint Capital Corp. 7.625%, 1/30/11(a)	25	26,508
8.375%, 3/15/12(a)	4,270	4,701,420

	Principal Amount (000)	U.S. $ Value

Telecom Italia Capital SA 4.00%, 11/15/08–1/15/10(a)	$3,390	$3,309,181
6.375%, 11/15/33(a)	285	275,049
Verizon Communications, Inc. 4.90%, 9/15/15(a)	945	900,161
Verizon New Jersey, Inc. Debenture 5.875%, 1/1]7/12(a)	1,270	1,291,876
Vodafone Group PLC 5.50%, 6/15/11(a)	1,760	1,764,683

		25,763,185

Consumer Cyclical—Automotive–0.1%
DaimlerChrysler North America Corp. 4.875%, 6/15/10(a)	590	583,305

Consumer Cyclical—Other–0.6%
Centex Corp. 5.45%, 8/15/12(a)	2,553	2,330,948
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12(a)	1,578	1,683,963
7.375%, 11/15/15(a)	1,511	1,563,494
Toll Brothers Finance Corp. 6.875%, 11/15/12(a)	770	745,450
5.15%, 5/15/15(a)	270	231,245

		6,555,100

Consumer Non-Cyclical–1.6%
Altria Group, Inc. 7.75%, 1/15/27(a)	1,365	1,677,005
Bunge, Ltd. Finance Corp. 5.10%, 7/15/15(a)	1,099	1,023,545
Cadbury Schweppes Finance 5.125%, 10/01/13(a)(c)	2,345	2,240,568
ConAgra Foods, Inc. 7.875%, 9/15/10(a)	281	302,546
Fisher Scientific International, Inc. 6.75%, 8/15/14(a)	466	469,243
6.125%, 7/01/15(a)	301	295,509
Kraft Foods, Inc. 4.125%, 11/12/09(a)	195	191,627
5.25%, 10/01/13(a)	765	750,723
Reynolds American, Inc. 7.25%, 6/01/13(a)	2,340	2,470,357
7.625%, 6/01/16(a)	2,355	2,507,375
Safeway, Inc. 4.125%, 11/01/08(a)	606	601,354
6.50%, 3/01/11(a)	370	387,086
5.80%, 8/15/12(a)	15	15,274
Tyson Foods, Inc. 6.85%, 4/01/16(a)	2,435	2,509,309
Wyeth 5.50%, 2/01/14(a)	1,103	1,096,828

		16,538,349

Energy–0.3%
Amerada Hess Corp. 6.65%, 8/15/11(a)	45	47,045
7.875%, 10/01/29(a)	766	880,453

8	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

Conoco Funding Co. 6.35%, 10/15/11(a)	$25	$26,061
Tengizchevroil Finance Co. 6.124%, 11/15/14(a)(c)	405	398,885
Valero Energy Corp. 6.875%, 4/15/12(a)	1,355	1,427,822

		2,780,266

Technology–0.6%
Cisco Systems, Inc. 5.25%, 2/22/11(a)	630	635,860
Electronic Data Systems Corp. 6.50%, 8/01/13(a)	2,612	2,635,323
International Business Machines Corp. Medium-Term Note 4.375%, 6/01/09(a)	395	394,507
Motorola, Inc. 7.625%, 11/15/10(a)	125	132,730
7.50%, 5/15/25(a)	220	228,338
6.50%, 9/01/25(a)	1,280	1,239,448
Oracle Corp. 5.25%, 1/15/16(a)	895	871,496
Xerox Corp. 7.625%, 6/15/13(a)	480	498,746

		6,636,448

		78,917,665

Non Corporate Sector–0.5%
Agency—Not Government Guaranteed–0.5%
Gaz Capital for Gazprom 6.212%, 11/22/16(a)(c)	4,975	4,901,868

Utilities–1.5%
Electric–1.2%
Carolina Power & Light Co. 6.50%, 7/15/12(a)	1,275	1,337,291
Consumers Energy Co. Series C 4.25%, 4/15/08(a)	670	665,265
Exelon Corp. 6.75%, 5/01/11(a)	1,580	1,642,382
FirstEnergy Corp. 6.45%, 11/15/11(a)	1,535	1,586,983
7.375%, 11/15/31(a)	1,570	1,718,098
MidAmerican Energy Holdings Co. Senior Note 5.875%, 10/01/12(a)	480	487,411
NiSource Finance Corp. 7.875%, 11/15/10(a)	675	722,508
Pacific Gas & Electric Co. 4.80%, 3/01/14(a)	1,085	1,034,291
Progress Energy, Inc. 7.10%, 3/01/11(a)	441	463,805

	Principal Amount (000)		U.S. $ Value

Public Service Co. of Colorado 7.875%, 10/01/12(a)		$485	$536,557
TXU Australia Holdings Pty, Ltd. 6.15%, 11/15/13(a)(c)		1,150	1,171,633
Wisconsin Energy Corp. 6.25%, 5/15/67(a)		1,219	1,149,250

			12,515,474

Utility—Natural Gas–0.3%
Duke Energy Field Services Corp. 7.875%, 8/16/10(a)		390	415,965
Enterprise Products Operating LP Series B 5.60%, 10/15/14(a)		650	636,701
TransCanada Pipelines, Ltd. Subordinated Note 6.35%, 5/15/67(a)		2,630	2,524,127

			3,576,793

			16,092,267

Total Corporates–Investment Grade (cost $146,646,078)			145,877,587

U.S. TREASURIES–10.1%
United States Treasury Bonds 4.50%, 2/15/36(a)(d)		40,170	38,083,048
8.75%, 5/15/17(a)		34,870	45,924,871
United States Treasury Notes 4.875%, 5/31/11(a)		23,630	24,250,288

Total U.S. Treasuries (cost $106,831,182)			108,258,207

NON-US DOLLAR–8.7%
Government-Related–Agencies–0.0%
Kreditanstalt Fuer Wiederauf 1.75%, 3/23/10(a)	JPY	17,000	150,457

Government-Related–Sovereigns–8.7%
Japan Government 0.80%, 2/15/09(a)		4,715,000	41,061,199
0.70%, 6/20/10(a)		3,744,400	32,338,231
Kingdom of Sweden 5.00%, 1/28/09(a)	SEK	55,015	8,648,251
United Mexican States 8.00%, 12/19/13(a)	MXN	111,910	10,313,720

			92,361,401

Total Non-US Dollar (cost $90,015,632)			92,511,858

2007 Annual Report	9

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

COMMERCIAL MORTGAGE BACKED SECURITIES–8.4%
Non-Agency Adjustable Rate Cmbs–0.1%
GS Mortgage Securities Corp. II Series 2007-EOP Class E 6.238%, 3/06/20(b)(c)	U.S.$	1,180	$1,150,500

Non-Agency Fixed Rate Cmbs–8.3%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1 Class A2 5.787%, 5/11/35(a)		$1,791	1,814,273
Series 2004-4 Class A3 4.128%, 7/10/42(a)		1,950	1,911,347
Series 2004-6 Class A2 4.161%, 12/10/42(a)		2,855	2,794,453
Series 2005-6 Class A4 5.353%, 9/10/47(a)		120	116,948
Series 2006-5 Class A4 5.414%, 9/10/47(a)		130	127,633
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-T0P6 Class A2 6.46%, 10/15/36(a)		25	25,956
Series 2006-PW12 Class A4 5.895%, 9/11/38(a)		1,320	1,330,296
Series 2005-PWR7 Class A3 5.116%, 2/11/41(a)		50	48,350
Series 2005-T18 Class A4 4.933%, 2/13/42(a)		2,925	2,822,551
Commercial Mortgage Pass Through Certificates Series 2006-C8 Class A2B 5.248%, 12/10/46(a)		240	239,909
Credit Suisse Mortgage Capital Certificates Series 2006-C3 Class A3 6.021%, 6/15/38(a)(b)		1,200	1,217,636
Series 2006-C4 Class A3 5.467%, 9/15/39(a)		65	63,951
CS First Boston Mortgage Securities Corp. Series 2003-CK2 Class A2 3.861%, 3/15/36(a)		1,662	1,645,075
Series 2004-C1 Class A4 4.75%, 1/15/37(a)		1,120	1,074,695
Series 2005-C1 Class A4 5.014%, 2/15/38(a)		2,240	2,134,681
GE Capital Commercial Mortgage Corp. Series 2005-C3 Class A3FX 4.863%, 7/10/45(a)		2,570	2,538,062
Greenwich Capital Commercial Funding Corp. Series 2003-C1 Class A4 4.111%, 7/05/35(a)		2,165	2,028,702
Series 2003-C2 Class A3 4.533%, 1/05/36(a)		1,110	1,084,140
Series 2007-GG9 Class A4 5.444%, 3/10/39(a)		3,735	3,662,303
Series 2005-GG3 Class A2 4.305%, 8/10/42(a)		2,915	2,857,852

	Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Corp. II Series 2004-GG2 Class A6 5.396%, 8/10/38(a)	$2,135	$2,115,938
JPMorgan Chase Commercial Mortgage Securities Series 2004-C1 Class A2 4.302%, 1/15/38(a)	270	260,949
Series 2005-LDP3 Class A2 4.851%, 8/15/42(a)	2,395	2,361,076
Series 2005-LDP4 Class A2 4.79%, 10/15/42(a)	2,025	1,993,834
Series 2006-CB15 Class A4 5.814%, 6/12/43(a)	4,800	4,841,425
Series 2006-CB14 Class A4 5.481%, 12/12/44(a)	1,405	1,387,996
Series 2006-CB16 Class A4 5.552%, 5/12/45(a)	3,740	3,702,892
Series 2005-LDP1 Class A4 5.038%, 3/15/46(a)	2,920	2,829,455
Series 2007-LD11 Class A2 5.992%, 6/15/49(a)	5,880	5,958,049
LB-UBS Commercial Mortgage Trust Series 2004-C4 Class A4 5.295%, 6/15/29(a)	3,925	3,911,627
Series 2004-C8 Class A2 4.201%, 12/15/29(a)	2,105	2,060,619
Series 2005-C1 Class A4 4.742%, 2/15/30(a)	1,850	1,750,251
Series 2005-C7 Class A4 5.197%, 11/15/30(a)	1,965	1,904,352
Series 2003-C3 Class A4 4.166%, 5/15/32(a)	3,780	3,548,618
Series 2006-C4 Class A4 6.081%, 6/15/38(a)	35	36,026
Series 2006-C3 Class A4 5.661%, 3/15/39(a)	220	222,260
Series 2006-C6 Class A4 5.372%, 9/15/39(a)	65	63,590
Merrill Lynch Mortgage Trust Series 2005-CKI1 Class A6 5.417%, 11/12/37(a)	1,850	1,807,284
Series 2005-MKB2 Class A2 4.806%, 9/12/42(a)	3,355	3,320,628
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2 Class A4 6.105%, 6/12/46(a)	2,120	2,162,901
Morgan Stanley Capital I Series 2005-T17 Class A5 4.78%, 12/13/41(a)	3,250	3,080,397
Series 2005-HQ5 Class A4 5.168%, 1/14/42(a)	3,830	3,714,890
Series 2007-T27 Class A4 5.804%, 6/11/42(a)	6,120	6,172,663

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2007-C30 Class A3 5.246%, 12/15/43(a)	$230	$229,129

		88,975,662

Total Commercial Mortgage Backed Securities (cost $91,019,502)		90,126,162

BANK LOANS–5.0%
Non-Investment Grade–5.0%
Financial Institutions–0.3%
Finance–0.1%
Blue Pearl USA, Ltd. 9.88%, 9/30/12	372	368,040
LPL Holdings, Inc. 7.198%, 6/28/13	494	476,487

		844,527

Financial—Other–0.0%
Chrysler Financial 9.36%, 8/03/12	500	498,125

Real Estate Investment Trust–0.2%
Crescent Resources, LLC 8.753%, 11/01/12	2,500	2,343,750

		3,686,402

Industrial–4.5%
Basic Industry–0.5%
Blitz 06-103 GMBH 7.81%, 12/04/13	993	969,861
Ferro Corp. 7.129%–7.797%, 6/06/12	673	654,195
Hexion Specialty 7.625%, 5/04/13	2,033	2,000,266
7.813%, 5/04/13	441	433,418
John Maneely Co. 8.61%, 12/06/13	837	774,437
Tegrant Corp. 10.86%, 2/15/15	300	282,000
Xerium Technology, Inc. 7.94%, 5/18/12	497	469,328

		5,583,505

Capital Goods–0.4%
Clarke American Corp. 7.698%–7.86%, 3/09/14	749	694,466
Dresser, Inc. 7.62%–8.01%, 10/31/13	495	486,243
Fenwal, Inc. 1.25%, 2/20/14	193	182,250
7.79%–7.81%, 2/20/14	1,154	1,090,766
GPS CCMP Merger Corp. 9.25%, 10/31/13	495	443,025
Ravago Holdings America, Inc. 8.125%, 1/31/14	499	483,787

	Principal Amount (000)	U.S. $ Value

United Subcontractor, Inc. 8.36%, 12/27/12	$1,182	$1,063,779

		4,444,316

Communications—Media–0.5%
Cablevision Systems Corp. 7.569%, 2/24/13	741	729,619
Cebridge Connections 11.35%, 5/04/15	855	832,529
Charter Communications Operations 7.36%, 2/14/14	2,000	1,931,660
Idearc, Inc. 7.20%, 11/17/14	1,390	1,363,669
Univision Communications, Inc. 1.00%, 8/15/14	60	57,483
7.61%, 8/15/14	940	887,920

		5,802,880

Communications—Telecommunications–0.4%
Cellnet Group, Inc. 7.20%, 7/24/11	350	336,776
9.45%, 7/24/11	500	482,500
Crown Castle Operating Co. 6.84%, 2/15/14	499	489,024
Level 3 Communications, Inc. 7.61%, 12/01/11	1,500	1,464,375
One Communications, Inc. 9.25%, 6/28/12	955	924,308
Proquest CSA, LLC 8.13%, 2/07/14	956	936,717

		4,633,700

Consumer Cyclical—Automotive–0.5%
Allison Transmission, Inc. 8.48%–8.57%, 8/27/14	500	481,250
Delphi Corp. 8.125%, 12/31/07	1,000	993,750
Ford Motor Co. 8.70%, 11/29/13	1,489	1,442,495
General Motors Corp. 7.735%, 12/16/13	746	723,064
Lear Corp. 7.698%-8.0%, 4/25/12	497	486,563
Visteon Corp. 8.38%, 5/31/13	1,000	939,170

		5,066,292

Consumer Cyclical—Other–0.2%
Seminole Tribe of Florida 6.75%–7.12%, 2/20/14	65	64,170
6.875%, 2/20/14	217	214,570
7.125%, 2/20/14	219	216,575
Six Flags Theme Parks, Inc. 7.75%, 4/30/15	1,000	955,750

2007 Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

TDS Investor Corp. 7.44%, 8/22/13	$400	$390,279

		1,841,344

Consumer Non-Cyclical–0.4%
Best Brands Corp. 10.565%, 12/18/12	1,236	1,161,907
Community Health Services, Inc. Delayed Draw 0.25%, 7/01/14	31	30,341
Term Loan B 7.76%, 7/01/14	469	460,049
FHC Health Systems, Inc. 12.11%, 6/30/08	444	444,445
HCA, Inc. 7.448%, 11/07/13	1,489	1,456,772
Talecris Biotherapeutics Holdings Corp. 9.08%–10.50%, 12/06/13	746	745,317

		4,298,831

Energy–0.3%
CDX Gas LLC 11.393%, 3/31/13	1,000	945,000
Endeavor 12.356%, 11/01/11	500	490,000
Ls Power Acquisition Co. 7.19%, 4/30/14	1,196	1,163,353

		2,598,353

Industrial Other–0.1%
Education Management LLC 7.125%, 5/26/13	748	721,927

Services–0.7%
Baker Corp. 7.61%–8.01%, 4/25/14	499	483,787
N.E.W. Holdings LLC 7.85%–8.22%, 5/18/14	491	460,905
On Assignment, Inc. 7.45%, 1/29/13	744	710,878
Oshkosh Truck Corp. 7.45%, 12/06/13	494	486,344
PGT Industries, Inc. 8.13%–8.71%, 2/14/12	589	559,710
Sitel LLC Clientlogic Corp. 1.00%, 1/30/14	730	675,338
Swift Transportation 8.375%, 5/30/14	1,281	1,160,201
Tandus Corp. 7.902%, 5/30/14	500	467,500
West Corp. 7.50%–7.88%, 10/18/13	2,228	2,180,207

		7,184,870

Technology–0.5%
Dealer Computer Services, Inc. 7.19%, 10/26/12	1,432	1,388,957
10.698%, 10/26/12	500	495,000

	Principal Amount (000)	U.S. $ Value

IPC Systems, Inc. 7.60%, 5/11/14	$748	$684,534
10.61%, 5/10/15	750	645,000
Marvell Technology Group 7.698%, 11/06/09	495	474,900
Sorenson Communications, Inc. 8.00%, 8/16/13	986	970,779
12.50%, 1/31/14	828	828,037

		5,487,207

Transportation—Airlines–0.0%
Delta Air Lines 8.61%, 4/30/14	400	387,000

		48,050,225

Utilities–0.2%
Electric–0.0%
Calpine Corp. 7.448%, 3/12/09	522	513,233

Utility—Natural Gas–0.1%
Infrastrux Group, Inc. 9.62%, 11/03/12	891	837,711

Utility—Other–0.1%
GBGH LLC 10.756%, 8/07/13	693	693,000

		2,043,944

Total Bank Loans (cost $55,995,925)		53,780,571

ASSET-BACKED SECURITIES–3.9%
Autos—Fixed Rate–0.0%
Capital One Prime Auto Receivables Trust Series 2005-1 Class A3 4.32%, 8/15/09(a)	21	21,028

Credit Card—Fixed Rate–0.0%
MBNA Credit Card Master Note Trust Series 2003-A6 Class A6 2.75%, 10/15/10(a)	235	231,681

Home Equity Loans—Fixed Rate–0.3%
Bayview Financial Acquisition Trust Series 2005-D Class AF2 5.402%, 12/28/35(a)	100	99,609
Citifinancial Mortgage Securities, Inc. Series 2003-1 Class AFPT 3.36%, 1/25/33(a)	594	531,038
Countrywide Asset-Backed Certificates Series 2007-S1 Class A3 5.81%, 11/25/36(a)	150	137,459
Credit-Based Asset Servicing & Securities Trust Series 2003-CB1 Class AF 3.45%, 1/25/33(a)	55	51,836

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

Home Equity Mortgage Trust Series 2005-4 Class A3 4.742%, 1/25/36(a)	$938	$929,403
Series 2006-1 Class A2 5.30%, 5/25/36(a)	840	715,058
Residential Funding Mortgage Securities II Series 2005-HI2 Class A3 4.46%, 5/25/35(a)	770	762,104

		3,226,507

Home Equity Loans—Floating Rate–3.1%
Asset Backed Funding Certificates Series 2003-WF1 Class A2 6.255%, 12/25/32(a)(b)	663	663,651
Bear Stearns Asset Backed Securities, Inc. Series 2005-SD1 Class 1A1 5.281%, 4/25/22(a)(b)	142	135,777
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4 Class M1 5.401%, 5/25/37(a)(b)**	65	59,065
Credit-Based Asset Servicing & Securities Trust Series 2005-CB7 Class AF2 5.147%, 11/25/35(a)(b)	1,247	1,239,754
GE-WMC Mortgage Securities LLC Series 2005-2 Class A2B 5.301%, 12/25/35(a)(b)	1,785	1,764,651
HFC Home Equity Loan Asset Backed Certificates Series 2005-3 Class A1 5.798%, 1/20/35(a)(b)	1,031	1,008,005
Series 2006-1 Class M1 5.776%, 1/20/36(a)(b)**	16	15,293
Series 2007-1 Class M1 5.876%, 3/20/36(a)(b)**	25	21,950
Series 2007-2 Class M1 5.806%, 7/20/36(a)(b)**	40	36,648
Home Equity Asset Trust Series 2007-2 Class M1 5.935%, 7/25/37(a)(b)**	4,565	4,197,928
Series 2007-3 Class M1 5.481%, 8/25/37(a)(b)**	4,590	4,039,980
HSI Asset Securitization Corp. Trust Series 2006-0PT2 Class M2 5.521%, 1/25/36(a)(b)**	1,515	1,342,517
Series 2007-WF1 Class 2A2 5.261%, 5/25/37(a)(b)	7,980	7,698,226
Indymac Residential Asset Backed Trust Series 2006-D Class 2A2 5.241%, 11/25/36(a)(b)	155	153,329
IXIS Real Estate Capital Trust Series 2006-HE3 Class A2 5.231%, 1/25/37(a)(b)	220	216,254
Lehman XS Trust Series 2007-4N Class M1 5.581%, 3/25/47(a)(b)**	145	118,623

	Principal Amount (000)	U.S. $ Value

Master Asset Backed Securities Trust Series 2006-NC2 Class A3 5.241%, 8/25/36(a)(b)	$160	$157,925
Newcastle Mortgage Securities Trust Series 2007-1 Class 2A1 5.261%, 4/25/37(a)(b)	4,429	4,407,571
Option One Mortgage Loan Trust Series 2006-3 Class M1 5.361%, 2/25/37(a)(b)**	1,200	1,020,684
RAAC Series Series 2006-SP3 Class A1 5.211%, 8/25/36(a)(b)	1,091	1,085,676
Residential Asset Mortgage Products, Inc. Series 2005-RS3 Class AIA2 5.301%, 3/25/35(a)(b)	665	659,958
Series 2005-RZ1 Class A2 5.331%, 4/25/35(a)(b)	1,473	1,457,838
Saxon Asset Securities Trust Series 2005-4 Class A2B 5.311%, 11/25/37(a)(b)	1,043	1,041,197
Soundview Home Equity Loan Trust Series 2007-OPT2 Class 2A2 5.261%, 7/25/37(a)(b)	25	24,746
Specialty Underwriting & Residential Finance Series 2006-BC1 Class A2A 5.211%, 12/25/36(a)(b)	639	637,225
Wells Fargo Home Equity Trust Series 2004-1 Class1A 5.431%, 4/25/34(a)(b)	54	52,896

		33,257,367

Other—Fixed Rate–0.1%
DB Master Finance, LLC Series 2006-1 Class A2 5.779%, 6/20/31(a)(c)	700	699,643

Other—Floating Rate–0.4%
Ballyrock ABS CDO, Ltd. Series 2007-1A Class A1B 6.118%, 8/06/47(a)(b)(c)*	2,270	1,589,000
Cairn Mezz ABS CDO PLC Series 2007-3A Class A2B 6.15%, 8/13/47(a)(b)(c)*	975	555,750
Halcyon Securitized Products Investors CDO, Ltd. Series 2007-1A Class A2 6.367%, 5/13/46(a)(b)(c)*	590	306,800
Neapolitan Segregated Portfolio Series 2007-1A Class I 6.565%, 3/30/46(a)(b)(c)*	1,150	322,000
Petra Cre Cdo Series 2007-1A Class C 6.231%, 2/25/47(a)(b)(c)*	1,410	1,303,587

		4,077,137

Total Asset-Backed Securities (cost $45,649,730)		41,513,363

2007 Annual Report	13

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

GOVERNMENT-RELATED—NON-US ISSUERS–2.9%
Sovereigns–2.9%
Russian Federation 7.50%, 3/31/30(a)(c)	$13,573	$15,167,716
United Mexican States 5.625%, 1/15/17(a)	15,341	15,302,647

Total Government-Related—Non-US Issuers (cost $29,946,542)		30,470,363

EMERGING MARKETS—NON-INVESTMENT GRADE–2.8%
Sovereigns–2.8%
Republic of Brazil 8.25%, 1/20/34(a)	11,645	14,672,700
Republic of Panama 8.875%, 9/30/27(a)	1,710	2,180,250
9.375%, 4/01/29(a)	1,735	2,327,503
Republic of Peru 7.35%, 7/21/25(a)	3,157	3,606,872
8.75%, 11/21/33(a)	3,025	3,974,850
Republic of Philippines 8.25%, 1/15/14(a)	2,300	2,562,200
8.875%, 3/17/15(a)	706	820,725

Total Emerging Markets—Non-Investment Grade (cost $28,415,590)		30,145,100

CORPORATES—NON-INVESTMENT GRADE–1.4%
Financial Institutions–0.1%
Insurance–0.1%
Liberty Mutual Group 7.80%, 3/15/37(a)(c)	1,220	1,132,075

Real Estate Investment Trust–0.0%
AMR Real Estate Ptr/Fin 7.125%, 2/15/13(a)	290	276,225
Icahn Enterprises LP 7.125%, 2/15/13(a)(c)	260	247,650

		523,875

		1,655,950

Industrial–1.0%
Basic Industry–0.1%
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(c)	730	698,975
Packaging Corp. of America 5.75%, 8/01/13(a)	830	821,760

		1,520,735

	Principal Amount (000)	U.S. $ Value

Communications—Media–0.3%
Cablevision Systems Corp. Series B 8.00%, 4/15/12(a)	$735	$712,950
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)	1,590	1,248,411
DirecTV Holdings LLC 6.375%, 6/15/15(a)	710	673,613
EchoStar DBS Corp. 6.625%, 10/01/14(a)	298	299,490
7.125%, 2/01/16(a)	777	798,367

		3,732,831

Communications—Telecommunication–0.1%
Qwest Communications International, Inc. 7.50%, 2/15/14(a)	670	678,375

Consumer Cyclical—Automotive–0.2%
Ford Motor Credit Co. 6.625%, 6/16/08(a)	1,040	1,032,141
General Motors Corp. 8.25%, 7/15/23(a)	1,085	949,375

		1,981,516

Consumer Cyclical—Other–0.2%
Harrah’s Operating Co., Inc. 5.625%, 6/01/15(a)	515	409,425
6.50%, 6/01/16(a)	609	496,335
5.75%, 10/01/17(a)	201	153,765
MGM MIRAGE 8.375%, 2/01/11(a)	660	688,050

		1,747,575

Consumer Non-Cyclical–0.0%
Tyson Foods, Inc. 8.25%, 10/01/11(a)	280	303,278

Transportation—Services–0.1%
Hertz Corp. Class A 8.875%, 1/01/14(a)	615	633,450

		10,597,760

Utilities–0.3%
Electric–0.2%
Edison Mission Energy 7.00%, 5/15/17(a)(c)	845	832,325
NRG Energy, Inc. 7.25%, 2/01/14(a)	1,065	1,067,662
7.375%, 2/01/16(a)	620	621,550

		2,521,537

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

Utility–Natural Gas–0.1%
The Williams Cos., Inc. 7.875%, 9/01/21(a)	$655	$712,313

		3,233,850

Total Corporates—Non-Investment Grade (cost $15,788,048)		15,487,560

MORTGAGE CMOS–1.6%
Agency Adjustable Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5 Class AB4 5.583%, 5/28/35(a)(b)	323	309,020

Non-Agency Adjustable Rate–1.0%
Banc of America Funding Corp. Series 2007-B Class A1 5.706%, 4/20/47(a)(b)	122	117,388
Countrywide Alternative Loan Trust Series 2005-62 Class 2A1 5.983%, 12/25/35(a)(b)	1,209	1,173,430
Series 2006-OA7 Class 1A1 7.009%, 6/25/46(a)(b)**	4,745	4,702,511
Series 2006-0A14 Class 3A1 5.833%, 11/25/46(a)(b)	2,960	2,901,248
JPMorgan Alternative Loan Trust Series 2006-S1 Class 3A1 5.241%, 3/25/36(a)(b)	563	558,152
Series 2006-A3 Class 2A1 6.066%, 7/25/36(a)(b)	116	116,222
Structured Asset Mortgage Investment, Inc. Series 2004-AR5 Class 1A1 5.833%, 10/19/34(a)(b)	1,151	1,124,130
WaMu Mortgage Pass Through Certificates Series 2005-AR2 Class 2A22 5.351%, 1/25/45(a)(b)	27	26,879
Series 2005-AR13 Class B1 5.731%, 10/25/45(a)(b)	63	62,056

	Principal Amount (000)	U.S. $ Value

Series 2005-AR13 Class B2 5.761%, 10/25/45(a)(b)**	$63	$52,675
Series 2007-0A1 Class A1A 5.683%, 2/25/47(a)(b)	99	95,733

		10,930,424

Non-Agency Fixed Rate–0.6%
Countrywide Alternative Loan Trust Series 2006-J8 Class A2 6.00%, 2/25/37(a)	107	106,344
Deutsche Mortgage Securities, Inc. Series 2005-WF1 Class 1A1 5.068%, 6/26/35(a)(c)	2,409	2,382,494
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8 Class A1C1 5.25%, 8/25/36(a)	20	19,182
Residential Accredit Loans, Inc. Series 2007-QS1 Class 1A1 6.00%, 1/25/37(a)	105	107,054
Series 2007-QS1 Class 2A10 6.00%, 1/25/37(a)	30	30,594
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR11 Class A4 5.52%, 8/25/36(a)	3,071	3,057,473

		5,703,141

Total Mortgage CMOS (cost $17,181,032)		16,942,585

SHORT-TERM INVESTMENT–3.0%
Investment Companies–3.0%	Shares
AllianceBernstein Fixed Income Shares, Inc.—Prime STIF Portfolio(e)	31,890,076	31,890,076

Total Investments – 98.2%(f) (cost $1,052,538,369)(g)		1,049,017,233

Other assets less liabilities—1.8%		19,472,747

Net Assets—100%		$1,068,489,980

INTEREST RATE SWAP CONTRACTS
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Lehman Brothers	24,500	10/28/07	3 month LIBOR†	4.800%	$258,500
Lehman Brothers	10,130	11/02/07	3 month LIBOR†	4.814%	103,709
Lehman Brothers	16,000	1/23/08	3 month LIBOR†	4.778%	(51,561)
Lehman Brothers	9,000	12/04/11	3 month LIBOR†	4.850%	114,952

† Interest based on LIBOR (London Interbank Offered Rate).

2007 Annual Report	15

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS
		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)

Purchase Contracts
Japanese Yen	Settling 11/15/07	3,569,986	$31,502,751	$31,263,230	$(239,521)

Sale Contracts
Japanese Yen	Settling 11/15/07	12,006,345	105,194,242	105,142,453	51,789
Mexican Peso	Settling 11/21/07	113,370	10,332,637	10,328,328	4,309
Swedish Krona	Settling 11/07/07	56,528	8,200,456	8,783,286	(582,830)

FINANCIAL FUTURES CONTRACTS
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2007	Unrealized Appreciation/ (Depreciation)

Purchased
U.S. Treasury Bond Futures	408	December 2007	$45,413,746	$45,428,250	$14,504
U.S. Treasury Notes 2 Yr Futures	156	December 2007	32,216,890	32,299,313	82,423

Sold
U.S. Treasury Notes 10 Yr Futures	119	December 2007	13,000,405	13,004,469	(4,064)

					$92,863

(a)	Positions, or portion thereof, with an aggregate market value of $953,297,647 have been segregated to collateralize open forward currency exchange contracts.
(b)	Variable rate coupon, rate shown as of September 30, 2007.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the aggregate market value of these securities amounted to $42,396,701 or 4.0% of net assets.
(d)	Represents entire or partial position segregated as collateral for open future contracts.
(e)	Investment in affiliated money market mutual fund.
(f)	Total Investments exclude cash equivalent of a US Treasury Bill valued at $179,000, maturing on 12/06/07, which is held in the Fund’s custodian account as collateral for an interest rate swap third party transaction.
(g)	At September 30, 2007, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $10,241,002 and gross unrealized depreciation of investments was $13,762,138, resulting in net unrealized depreciation of $3,521,136 (excluding foreign currency transactions and futures contracts and swaps).
*	Illiquid security.
**	Fair valued.
The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of September 30, 2007, the Portfolio’s total exposure to subprime investments was 3.66%. These investments are valued in accordance with the Fund’s Valuation Policies (see Note A1 for additional details).

Currency Abbreviation:

JPY—Japanese Yen

MXN—Mexican Peso

SEK—Swedish Krona

See Notes to Financial Statements.

16	Sanford C. Bernstein Fund II, Inc.

Statement of Assets and Liabilities—September 30, 2007

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$1,017,127,157
Affiliated issuers	31,890,076
Foreign currency at value (a)	152,592
Cash and cash equivalent (b)	390,770
Receivables:
Interest & dividends	9,782,442
Investment securities sold	21,963,335
Capital shares sold	173,400
Appreciation of interest rate swap agreements	477,161
Appreciation of foreign currency contracts	56,098

Total assets	1,082,013,031

LIABILITIES
Payables:
Dividends to shareholders	1,439,822
Investment securities purchased	10,436,626
Collateral on security held	179,000
Capital shares redeemed	69,482
Management fee	362,325
Margin owed to broker on futures contracts	43,693
Accrued expenses	118,191
Depreciation of interest rate swap agreements	51,561
Depreciation of foreign currency contracts	822,351

Total liabilities	13,523,051

NET ASSETS	$1,068,489,980

Cost of investments
Unaffiliated issuers	$1,020,648,293
Affiliated issuers	$31,890,076

SHARES OF CAPITAL STOCK OUTSTANDING	71,328,184

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.98

NET ASSETS CONSIST OF:
Capital stock, at par*	$71,328
Additional paid-in capital	1,082,762,038
Undistributed net investment income/(excess distributions)	(1,496,964)
Accumulated net realized loss on investments, futures and foreign currency transactions	(9,108,036)
Unrealized appreciation/(depreciation) of:
Investments, futures and swaps	(3,002,673)
Foreign currency denominated assets and liabilities	(735,713)

$1,068,489,980

(a) Cost: $151,838. (Note 1)

(b) Includes a US Treasury Bill valued at $179,000.

* The Sanford C. Bernstein Fund II, Inc. has authorized 300 million shares of common stock with par value of $.001 per share

See Notes to Financial Statements.

2007 Annual Report	17

Statement of Operations—for the year ended September 30, 2007

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$43,014,085
Dividends—Affiliated issuers	4,989,925

Total income	48,004,010

Expenses:
Management fee (see Note 2A)	4,522,212
Custodian fee	268,449
Transfer Agent fee	24,523
Auditing and tax fees	40,269
Directors’ fees and expenses	43,465
Legal fees	27,980
Registration fees	66,924
Printing fees	14,958
Miscellaneous	10,913

Total expenses	5,019,693
Less: expenses waived and reimbursed by the Adviser	(949,702)

Net expenses	4,069,991

Net investment income	43,934,019

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(683,392)
Futures transactions	1,305,264
Foreign currency transactions	3,159,546
Swap transactions	(522,943)

Net realized gain on investment and foreign currency transactions	3,258,475

Net decrease in unrealized appreciation/(depreciation) of:
Investments, futures and swaps	(3,599,436)
Foreign currency denominated assets and liabilities	(2,147,517)

Net decrease in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	(5,746,953)

Net realized and unrealized loss on investment and foreign currency transactions	(2,488,478)

Net increase in net assets resulting from operations	$41,445,541

See Notes to Financial Statements.

18	Sanford C. Bernstein Fund II, Inc.

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$43,934,019	$33,233,680
Net realized gain (loss) on investment and foreign currency transactions	3,258,475	(10,566,990)
Increase (decrease) in unrealized appreciation/ (depreciation) of investments, futures, swaps, and foreign currency denominated assets and liabilities	(5,746,953)	2,610,063

Net increase in net assets resulting from operations	41,445,541	25,276,753

Dividends to shareholders:
Dividends from net investment income	(45,849,851)	(33,497,511)

Total dividends to shareholders	(45,849,851)	(33,497,511)

Capital-share transactions:
Net proceeds from sales of shares	386,753,409	289,200,582
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	14,772,723	9,550,714

Total proceeds from shares sold	401,526,132	298,751,296
Cost of shares redeemed	(86,434,065)	(183,643,506)

Increase in net assets from capital-share transactions	315,092,067	115,107,790

Net increase in net assets	310,687,757	106,887,032

NET ASSETS:
Beginning of period	757,802,223	650,915,191

End of period (a)	$1,068,489,980	$757,802,223

(a) Includes excess distributions of:	$(1,496,964)	$(1,423,546)

See Notes to Financial Statements.

2007 Annual Report	19

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04	YEAR ENDED 9/30/03
Net asset value, beginning of period	$15.06	$15.25		$15.48	$15.74	$15.44

Income from investment operations:
Investment income, net†	0.73	0.70		0.64	0.60	0.56
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.04)	(0.18)		(0.13)	(0.03)	0.41

Total from investment operations	0.69	0.52		0.51	0.57	0.97

Less distributions:
Dividends from taxable net investment income	(0.77)	(0.71)		(0.65)	(0.61)	(0.57)
Dividends from net realized gain on investment transactions	0	0		(0.09)	(0.22)	(0.10)

Total distributions	(0.77)	(0.71)		(0.74)	(0.83)	(0.67)

Net asset value, end of period	$14.98	$15.06		$15.25	$15.48	$15.74

Total return (a)	4.68%	3.53%		3.41%	3.76%	6.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,068,490	$757,802		$650,915	$609,248	$464,517
Average net assets (000 omitted)	$ 904,442	$710,128		$611,401	$535,624	$383,604
Ratio of expenses to average net assets	0.45%	0.45%	(b)	0.45%	0.45%	0.45%
Ratio of expenses to average net assets before reimbursement	0.56%	0.58%	(b)	0.57%	0.58%	0.64%
Ratio of net investment income to average net assets	4.86%	4.68%	(b)	4.16%	3.86%	3.64%
Portfolio turnover rate	219%	511%		619%	682%	791%

†	Based on average shares outstanding.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

20	Sanford C. Bernstein Fund II, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”) which commenced offering on May 17, 2002, through an investment of securities received in an in-kind redemption in the amount of $149,411,702 from the Intermediate Duration Portfolio of the Sanford C. Bernstein Fund, Inc. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P., (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid.

2007 Annual Report	21

Notes to Financial Statements (continued)

Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

C.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustment to interest income.

D.	Futures Contracts

Upon entering into a futures contract, the Portfolio is required to deposit cash or to pledge securities and maintain as collateral on initial margin with the broker equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

E.	Written Options

When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as an asset and a corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the option. When a call option is exercised, the Portfolio realizes a gain or loss on the underlying security, with the proceeds from the security sale increased by the amount of the option premium received. When a put option is exercised, the cost basis of the security purchased by the Portfolio is reduced by the option premium received. For the year ended September 30, 2007, the Portfolio had no transactions in written options.

F.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

G.	Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receive delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

22	Sanford C. Bernstein Fund II, Inc.

H.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value. The Portfolio segregates cash and/or marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

I.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on the Portfolio, due to foreign currency gain (loss), paydown gain (loss), and swap income (loss) is reflected as an adjustment to the components of capital as of September 30, 2007, as shown below:

INCREASE (DECREASE) TO ADDITIONAL PAID-IN-CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
$0	$1,842,414	$(1,842,414)

J.	Securities Lending

The Portfolio may enter into securities lending transactions. By lending its portfolio securities, the Portfolio attempts to increase its income through the interest earned on the loan. It is the policy of the Portfolio to receive collateral consisting of cash or U.S. government securities in an amount at least equal to the value of the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower although the Portfolio can at will terminate a loan and regain the right to vote. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrowed. Collateral received and securities loaned are marked to market daily to ensure that collateral levels are maintained. Cash collateral received is invested by the securities lending agent in liquid short-term investments such as repurchase agreements and overnight time deposits pursuant to investment guidelines set forth by the Fund. Cash collateral received is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities.

K.	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

2007 Annual Report	23

Notes to Financial Statements (continued)

As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Portfolio receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

L.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. At September 30, 2007, the Portfolio had not entered into any reverse repurchase agreements.

M.	Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. In consideration for entering into the commitment to repurchase, the Portfolio is compensated by “fee income”, which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the Advisory Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the average daily net assets of the Portfolio for the first $1 billion and .45% thereafter. The Portfolio and the Adviser have entered into an Expense Limitation Agreement

24	Sanford C. Bernstein Fund II, Inc.

(the “Agreement”), dated March 22, 2002, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses in respect of the Portfolio for the current fiscal year, so that total operational expenses do not exceed the annual rate of 0.45% of average daily net assets of the Portfolio. For the year ended September 30, 2007, the aggregate amount of such fee waiver was $949,702.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments in Affiliated Issuers

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.–Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the period from October 1, 2006, through September 30, 2007, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$394,939,524	$270,947,848
U.S. government securities	1,632,393,953	1,459,804,780

B.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006, were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$45,849,851	$33,497,511
Net long-term capital gains	—	—

Total distributions paid	$45,849,851	$33,497,511

As of September 30, 2007, the components of accumulated earnings/(deficits) on a tax basis were as follows:

ORDINARY INCOME	LONG TERM CAPITAL GAIN	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(c)
$1,777,480	$—	$(9,882,406)	$(4,791,083)	$(12,896,009)

(a)	At September 30, 2007 the Portfolios had capital loss carryforwards of $7,754,109 of which $81,091 expires in the year 2013 and $2,206,525 expires in the year 2014 and $5,466,493 expires in the year 2015. The Portfolio had deferred straddle losses of $2,128,297, as of September 30, 2007.

2007 Annual Report	25

Notes to Financial Statements (continued)

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and straddles, swap income (loss) accrual, and mark to market on forward contracts.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable and deferred compensation.

NOTE 4.	Risks Involved in Investing in the Portfolio

Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE 5.	Risks Involved in Futures and Foreign Currency Contracts

The Portfolio may purchase or sell financial futures contracts for the purpose of hedging the portfolio against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of the Portfolio’s involvement in these financial instruments. To the extent that the Portfolio enters into short futures, losses may be unlimited. The Portfolio participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund’s activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

The Portfolio may enter into forward currency exchange contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. Foreign currency contracts involve elements of market risk in excess of the amount reflected in the statements of assets and liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the foreign currency contract. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

NOTE 6.	Capital-Share Transactions

Share transactions for the period ended September 30, 2007 and the year ended September 30, 2006, were as follows:

	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06
Shares sold	25,800,325	19,294,882
Shares issued to shareholders on reinvestment of dividends	984,652	637,902
Shares redeemed	(5,768,172)	(12,295,303)

Net increase in shares outstanding	21,016,805	7,637,481
Shares outstanding at beginning of period	50,311,379	42,673,898

Shares outstanding at end of period	71,328,184	50,311,379

26	Sanford C. Bernstein Fund II, Inc.

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Sanford C. Bernstein Fund II, Inc., participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statements of operations. The Portfolio did not utilize the Facility during the period ended September 30, 2007.

NOTE 8.	Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.	Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On

2007 Annual Report	27

Notes to Financial Statements (continued)

December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

28	Sanford C. Bernstein Fund II, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Sanford C. Bernstein Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Intermediate Duration Institutional Portfolio, a portfolio of Sanford C. Bernstein Fund II, Inc. as of September 30, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the years in the three-year period ended September 30, 2005 were audited by other independent registered public accountants whose report thereon, dated November 22, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Duration Institutional Portfolio as of September 30, 2007, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 26, 2007

2007 Annual Report	29

Tax Information (Unaudited)

81.4% of the ordinary income dividends paid by the Fund during the fiscal year ended September 30, 2007, qualify as “interest related dividends” for non-U.S. shareholders.

30	Sanford C. Bernstein Fund II, Inc.

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

William H. Foulk, Jr.*+

Chairman

Marc O. Mayer

President

David H. Dievler*

John H. Dobkin*

Michael J. Downey*

D. James Guzy*

Nancy P. Jacklin*

Marshall C. Turner, Jr.*

Earl D. Weiner*

OFFICERS**

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Shawn Keegan

Vice President

Joran Laird

Vice President

Alison M. Martier

Vice President

Jeffrey Phlegar

Vice President

Greg Wilensky

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Vincent S. Noto

Controller

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue New York, New York 10154

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Member of the Fair Value Pricing Committee.

** The management of and investment decisions for Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the US Investment Grade: Core Fixed Income Investment Team. Messrs. Keegan, Laird, Phlegar and Wilensky, and Ms. Martier are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

2007 Annual Report	31

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION
Name, Address, Age (First Year Elected*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
INTERESTED DIRECTORS
Marc O. Mayer,‡ 1345 Avenue of the Americas, New York, NY 10105 50 (2003)	Executive Vice President of the Adviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LCC (“SCB & Co.”)) and its predecessor since prior to 2002.	107	SCB Partners, Inc. and SCB, Inc.
DISINTERESTED DIRECTORS**
Chairman of the Board William H. Foulk, Jr.,†+ 75 (2002)	Investment Adviser and Independent Consultant. Formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2002. Formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	109	None

David H. Dievler,† 77 (2002)	Independent Consultant. Until December 1994, Senior Vice President of AllianceBernstein Corporation (“AB Corp”) (formerly Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp in 1984, Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that Senior Manager at Price Waterhouse & Co.; member of the American Institute of Certified Public Accountants since 1953.	108	None

John H. Dobkin,† 65 (2002)	Consultant. Formerly President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Adviser from June 1999 to June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	107	None

32	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (CONTINUED)
Name, Address, Age (First Year Elected*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
Michael J. Downey,† 63 (2005)	Consultant since January 2004. Formerly managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	107	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy,† 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2002. He is also President of the Arbor Company (private family investments).	107	Intel Corporation (semi-conductors); Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin,† 59 (2006)	Formerly, US Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, US Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; member of the Council on Foreign Relations.	107	None

Marshall C. Turner, Jr.,† 65 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting), 1993-2003.	107	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

2007 Annual Report	33

Sanford C. Bernstein Fund II, Inc. (continued)

Name, Address, Age (First Year Elected*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
Earl D. Weiner,† 68 (2007)	Of Counsel, and Partner from 1976-2006, of the law firm Sullivan & Cromwell LLP, specializing in investment management, corporate, and securities law; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	107	None

* There is no stated term of office for the Fund’s Directors.

** The address for each of the Fund’s disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

† Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

‡ Mr. Mayer is an “interested person,” as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

+ Member of the Fair Value Pricing Committe.

34	Sanford C. Bernstein Fund II, Inc.

OFFICERS’ INFORMATION
Name, Address* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Marc O. Mayer, 49	President and Chief Executive Officer	See biography under Directors’ Information.

Philip L. Kirstein, 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2001 until March 2003.

Shawn Keegan, 36	Vice President	Vice President of the Adviser† with which he has been associated since prior to 2002.

Joran Laird, 32	Vice President	Vice President of the Adviser† with which he has been associated since prior to 2002.

Alison Martier, 50	Vice President	Senior Vice President of the Adviser† and Director of Senior Portfolio Team with which she has been associated since prior to 2002.

Jeffrey S. Phlegar, 41	Vice President	Executive Vice President of the Adviser,† with which he has been associated since prior to 2002.

Greg Wilensky, 40	Vice President	Vice President of the Adviser† and Director of Stable Value Investments, with which he has been associated since prior to 2002.

Emilie D. Wrapp, 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI†, with which she has been associated since prior to 2002.

Joseph J. Mantineo, 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)† with which he has been associated since prior to 2002.

Vincent S. Noto, 42	Controller	Vice President of ABIS,† with which he has been associated since prior to 2002.

*The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

†The Adviser, ABI and ABIS are affiliates of the Fund.

2007 Annual Report	35

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund, which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.3

FUND	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS	NET ASSETS 09/30/07 ($MIL)
Intermediate Duration Institutional Portfolio	50 bp on 1st $1 billion[4] 45 bp on the balance	$1,068.5

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amount set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice. In addition, set forth below is the Fund’s gross expense ratio, annualized for the most recent semi-annual period:

FUND	EXPENSE CAP PURSUANT TO EXPENSE LIMITATION UNDERTAKING	GROSS EXPENSE RATIO	FISCAL YEAR END
Intermediate Duration Institutional Portfolio	0.45%	0.57%	September 30

1 It should be noted that the Senior Officer’s fee evaluation was completed on October 18, 2007.

2 Future references to the Fund do not include “Sanford C. Bernstein Fund II, Inc.”

3 The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a category of “High Income.”

4 Although the breakpoint starts out at 50 bp the Fund has an expense cap of 45 bp, which effectively reduces the advisory fee.

36	Sanford C. Bernstein Fund II, Inc.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2007 net assets.

FUND	NET ASSETS 09/30/07 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	$1,068.5	U.S. Core Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.208%	0.500%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Fund, and its advisory fee schedule is shown in the table below. In addition, set forth is what would have been the effective fee for the Fund had the advisory fee schedule of Intermediate Duration Portfolio been applicable to the Fund based on September 30, 2007 net assets versus the Fund’s advisory fees:

FUND	SCB FUND PORTFOLIO	FEE SCHEDULE[6]	SCB FUND EFFECTIVE FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.497%	0.500%

5 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6 The SCB Fund Board approved an additional breakpoint of 30 basis points in excess of $7 billion on October 26, 2007. The Directors of the Portfolio were advised of this change on October 30, 2007.

2007 Annual Report	37

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”) at the approximate current asset level of the Fund.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.8 An EG will typically consist of seven to twenty funds.

FUND	CONTRACTUAL MANAGEMENT Fee (%)[9]	LIPPER GROUP MEDIAN (%)	RANK
Intermediate Duration Institutional Portfolio	0.500	0.590	3/15

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.10

FUND	EXPENSE RATIO (%)	LIPPER GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Intermediate Duration Institutional Portfolio	0.452	0.656	1/15	0.556	22/85

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.11

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2006, relative to 2005.

7 The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the net assets of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

8 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9 The contractual management fee does not reflect any management fee waiver for the expense cap that would effectively reduce the contractual management fee.

10 Except for asset (size) comparability, Lipper uses the same criteria for an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11 Note the Fund’s total expense ratio is lower than the Fund’s contractual management fee, which is the result of the Fund’s expense limitation undertaking.

38	Sanford C. Bernstein Fund II, Inc.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,12 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached a high level of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1, 3 and 5 year performance returns and rankings of the Fund14 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)15 for the periods ended July 31, 2007.16

	FUND RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK (%)	PU RANK (%)
1 year	5.07	5.15	5.23	9/15	70/116
3 year	3.88	3.83	3.86	7/14	46/97
5 year	4.63	4.63	4.55	7/13	39/88

12 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

13 The Deli study was originally published in 2002 based on 1997 data.

14 It should be noted that the performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

15 The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

16 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.

2007 Annual Report	39

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold) versus its benchmark.17 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.18

	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
					VOLATILITY (%)	SHARPE (%)
Intermediate Duration Institutional Portfolio	5.07	3.88	4.63	4.72	3.43	0.52	5
Lehman Brothers Aggregated Bond Index Inception Date: May 17, 2002	4.76	3.41	4.15	4.68	3.66	0.43	5

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 21, 2007

17 The benchmark since inception performance return is from the nearest month-end after inception date. In contrast to the benchmark, the Fund’s since inception performance return is from the Fund’s actual inception date.

18 Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

40	Sanford C. Bernstein Fund II, Inc.

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–2038–0907

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Bernstein Intermediate Duration Institutional Portfolio	2006	$32,500	$—	$7,650
	2007	$35,000	$—	$10,000

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Intermediate Duration Institutional Portfolio	2006	$4,882,746	$7,650
			$—
			$(7,650)
	2007	$424,774	$10,000
			$—
			$(10,000)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	November 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	November 26, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 26, 2007